Exhibit 99.1

Balbec Rated DD Review	Mortgage Loan Sale Executive Summary Report

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INFINITY BIOGRAPHY

Infinity IPS, Inc. is a privately held firm offering trusted financial products and services to capital markets participants. Founded in 2002, by a group of experienced mortgage due diligence executives, Infinity was started with a simple mission: To provide an independent, innovative, reliable and transparent work product, backed by an unsurpassed level of customer service. As a third-party reviewer, our independence, integrity, depth of expertise, and approach to due diligence and credit risk management provides clients the highest degree of hands-on oversight and participation when buying or selling pools, securitizing loans, or managing loans and securitizations over time.

Our rigorous, high touch approach to due diligence reviews provides all data necessary in the provision of an asset due diligence, risk retention, loss mitigation and forensic analysis services for all classes or mortgage products, consumer lending products, and more. Our mission is to provide an independent, innovative, reliable and transparent work product, backed by an unsurpassed level of customer service.

As a rating agency reviewed third-party due diligence provider, Infinity prides itself on meeting the standards of S&P, Moody's, Fitch, Kroll, and DBRS. Infinity is a privately-owned business and is headquartered in Rockville, MD with an underwriting facility in Wesley Chapel, FL.

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BACKGROUND AND SCOPE METHODOLOGY

This report summarizes the findings of a loan level due diligence review on a pool of first lien secured mortgage loans owned and managed by PRP-SC III, LLC (“Client”) and PRP Advisors, LLC (the “Asset Manager”) all to be referred as to the “Client”. The client engaged Infinity IPS, Inc. (“Infinity”) to complete the assignment through a review of imaged documents made available through imaged files.

The total population was 1,302 however; Infinity completed the audit on 1,302 mortgage loans from April 2017 to May 2021. The Audit was to confirm the presence of critical and supporting documentation. In addition, Infinity completed an audit of servicing comments and payment histories, a designated set of data fields to ensure the accuracy of the bid tape data, and performed a compliance review to identify any material compliance deficiencies.1

Infinity assigned an Event Level rating to each loan based on the following guidelines:

Event Level A: No material compliance or document deficiencies were noted

Event Level B: A non-critical deficiency was noted2

Event Level D: A material compliance or document deficiency was noted or critical documentation necessary to accurately complete testing was missing

Event Level C: Material issues were noted that limit the ability to market the loan or open the client to additional liability and client overlays.

The loan file reviews have two purposes. First to determine whether document files are complete or if they are missing information, creating deficiencies. The second objective is to verify data contained on the servicing tape by comparing the servicing information to the data contained in the loan documents.

Whether using imaged files or hard files, Infinity has performed a comprehensive review of the credit and working files, collateral documents, financial statements, and other information including servicing reports, to ascertain the facts regarding each asset. Specific activities include:

•	Inventory the collateral documents and complete a document checklist
•	Obtain and verify loan payment histories (if requested by the client)
•	Review current tax and title information
•	Determine the level of borrower recourse, if any
•	Validate servicing data loan information to original loan documentation
•	Determine all forms of collateral/security for potential alternative sources of repayment

1 Looking for loans that fail high cost violations as outlined in EXHIBIT B High-Cost Regulation Summary.

2 The loan underwriting does not conform fully to the agreed upon standards, but deficiencies are immaterial or factors exist that would mitigate the deficiencies noted. Non-material compliance exceptions include, but are not limited to, exceptions that fall outside the applicable statute of limitations. Non-critical document exceptions include origination documents that are not critical documentation of collateral, or, are not necessary for audit of compliance thresholds.

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•	Identify any loan, document, title, marketability, and or other deficiencies with recommended corrective actions to the client

As information regarding the asset is validated or corrected it is captured in our database where it is available for delivery to the client, clients, and marketing materials.

Included in the examination of the file documentation was a review of the collateral documents for completeness, enforceability and the existence of contingent claims. Factors impacting the client’s ability to freely transfer the assets, such as first rights of refusal, participation agreements, cross-collateralization, etc. are noted. The reviewer has analyzed the documents to determine whether: the document has been signed and dated appropriately; that documents are originals or copies, that correct terms and conditions were used and applied on a consistent basis; and that all required documents were executed. Infinity would then identify deficiencies and notify the client of same.

Some documentation deficiencies may be cured by securing certified copies of missing documentation from public records. If the file is missing an original note, an executed copy of the note must be certified by a “Lost Note Affidavit” in a format approved by the client. The same procedure can be used to obtain “Same Name” affidavits and re-execution of improperly witnessed documents.

Deficiencies in the loan or its underlying collateral generally affect ownership and value. Some are curable, others are not. Some deficiencies can be cured inexpensively while others have significant impacts on value. Infinity looks at two kinds of deficiencies. Documentation deficiencies can be cured with the client’s approval and sufficient time. These items might include unreleased liens clouding title, missing original notes or assignments, or incomplete legal documentation. Physical deficiencies, on the other hand, affect the underlying collateral. These must be factored into the analysis and valuation of the asset and may be used in establishing reserves. Infinity considers, at a minimum, the following:

•	Property and other tax liens are obtained by client’s reports and file documents. Imminent proceedings jeopardizing the sale are brought to the client’s attention while amounts due will be factored into the valuation.

•	Structural issues are generally not well detailed; however, references to problems are occasionally found, Deferred maintenance, generally reported in the site inspection, correspondence, and reports in the file.

The specific exception level criteria established for this review can be found in Exhibit A. The detailed scope of these reviews and a summary of the results are provided in the Summary of Findings.

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SUMMARY OF FINDINGS

Loan File Review Overall Results
Event Level	Loan Counts	% of Total Sample	Legal Balance[3]
D	92	7.07%	$10,820,176.72
B	1210	92.93%	$165,446,593.65
Grand Total	1,302	100.00%	$176,266,770.37

Infinity noted non-critical missing documents or minor compliance exceptions in 92.93% of the loan population, while the remaining 7.07% had some component to be aware of.

DOCUMENTATION

Loan files were reviewed by Infinity to confirm the presence of critical origination documents, including the Note, Mortgage, Title, HUD-1, Truth-in-Lending disclosures, and a Right of Rescission. Infinity also checked for the presence of Modifications, where applicable. Some non-critical origination documents were also audited to confirm the completeness of origination files.

Note that the exceptions below represent an audit of imaged origination files provided to Infinity by Client. In conjunction, Client conducted a separate review of physical collateral files and, as a result, requested the categorization of certain collateral exceptions as Event Level 3 and 2 exceptions (e.g. missing title, missing mortgage). Where applicable, the presence of these documents in the physical collateral file was confirmed by Client. Exceptions for all missing documents are summarized below.

Active Document Exceptions
Standard Exception	Grand Total
Missing Loan Modification	152
Missing Final Application	294
Missing HUD	143
Missing Note	1
Missing copy of Title Policy	45
Missing Mortgage	0
Missing Appraisal	306
Missing Final TIL	231
Missing Right to Cancel Form	177
Missing Prepayment Penalty Rider[4]	1
Grand Total	1,350[5]

Client noted that due to the seasoning of these loans, some origination documentation may not be available.

3 Infinity defines the full legal balance as the total amount due on the loan. The unpaid balance plus all fees and arrearages.

4 These items have expired.

5 This is the total number of items and not total number of loans.

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COMPLIANCE REVIEW6

Infinity performed a compliance review on all of the loans in the sample in order to verify that each loan was originated in compliance with applicable federal, state and local anti-predatory lending statutes. If a loan was found to exceed applicable thresholds, additional testing was conducted to confirm additional criteria were met, and proper disclosure was provided to the borrower.

To accomplish this, Infinity captured all itemized closing fees as shown on the final HUD-1, or other acceptable settlement statement, as well as other data elements necessary to generate accurate high-cost threshold testing results. Annual Percentage Rates were recalculated based on the actual data in the file.7

Each mortgage loan file was tested for compliance with the federal Truth in Lending Act (“TILA”), as well as federal, state and local anti-predatory lending statutes. An overview of the federal testing is provided below, and a summary of the State & Local High-Cost Anti-Predatory Regulations that are covered can be found in Exhibit B.

The Section 32/HOEPA8 review included, but was not limited to, the following:

•	Rate test
•	HPML test, if applicable
•	Points and Fees test
•	Review of Section 32 disclosure for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
•	Review and confirmation of documentation type (i.e. full, stated, no ratio)
•	Review for evidence of prepayment penalty
•	Verification of Debt to Income conformity, when necessary.

The Federal Truth in Lending Act/Regulation Z review includes, but is not necessarily limited to:

•	A review of the material compliance disclosures set forth in the Truth in Lending Disclosure and the Notice of Right to Cancel form, if applicable. A review final TIL with a report outlining any TILA violations. Re-calculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, payment stream(s), recalculation of disclosed APR, and a review to ensure disclosure differences are within the allowed tolerances. A review of the Notice of Right to Cancel: verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to

6 Note that compliance exceptions outside the statute of limitations were considered a non-critical exception for purposes of this review. Infinity identified 360 Truth in Lending Act (TILA) related exceptions that fell outside the three (3) year statute of limitations.

7 Note that loans had rate documentation and those parameters were analyzed for adherence to federal, state and local rate thresholds by utilizing the disclosed APR on the final Truth in Lending Disclosure found in the file.

8 There is a 3-year statute of limitations for affirmative claims and the position is that assigned liability is quite limited thereafter. That said, many states allow actions in recoupment. This is where the holder institutes foreclosure after 3 years and the SOL is tolled and counterclaims allowed, basically for the life of the loan. If the borrower prevailed damages could be as high as the full amount of the loan.

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Cancel by all required parties verifies the disbursement date and determines if a full 3-day rescission period was adequately provided to the borrower(s).

Infinity reviewed 1,302 loan files and found the loans to be generally compliant with applicable laws or outside any statute of limitation (SOL). There were a total of 182 loans that were not tested for compliance of which 92 loans that were missing HUD Settlement Statement, 78 loans were Investment Properties or exempted and 12 loans originated prior to 1995. The following is a detailed breakdown of the findings for the loans noted:

Active Compliance Exceptions
Standard Exception	Total
Prepayment Penalty Rider Missing	1
Finance Charge Under Disclosed	160
Missing Final TIL	231
Missing Right to Cancel Form or not properly executed	186
Missing HUD-1/CD9	143
Missing documents (unable to test for compliance)[10]	92
RESPA and TILA issues	360
APR Under Disclosed	158
Loan proceeds disbursed prior to the expiration of the rescission period.	26
Grand Total	1,357[11]

Note that compliance exceptions outside the statute of limitations were considered a non-critical exception for purposes of this review. Infinity identified 335 loans with Truth in Lending Act (TILA) related exceptions that fell outside the three (3) year statute of limitations12.

Infinity did not identify a significant number of prepayment penalties for nonconformity to state guidelines. Some loans were originated by federally chartered lenders that took advantage of the preemptive authority of DIDMCA and AMTPA. Under these circumstances, the prepayment penalty provision was considered exempt from any state statutory limitations. If a loan was not exempt due to a preemption claim, it was Client practice to lower the prepayment penalty to the statutory limit. In these cases, a discrepancy between the origination file and the Client system of record may exist (See Data Integrity Summary).

DATA INTEGRITY

Infinity was provided a data file with loan level detail from April 2017 to May 2021, which was audited against origination documents to determine the accuracy of bid tape data. Infinity’s extract report delivers over 850 data points per loan file. The data points are based on the 1,302 loans left in the loan pool.

9 We had 143 missing and unexecuted HUDs and were not able to run compliance on 92 For the remaining 51 missing HUDs; 10 were investment properties, 6 were originated prior 1995 and 35 had compliance run using the TIL itemizations/ Estimated HUDs/ improperly scanned copy.

10 Loans that could not be tested due to lack of missing documentation

11 This is the total number of items and not total number of loans

12 On the 359 Infinity is noting the TILA violation, itself. These refer to under disclosures and missing TILA documents. Infinity was not referring to the other RESPA related documents, GFE, Mortgage Disclosures, Affiliated Business Disclosure, Initial Escrow Statement, and Servicing Transfer Statement. There were some loans that failed both for Under Disclosed fees and points and APR.

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The following 53 data fields are a sample of the fields that were reviewed to confirm the integrity of bid tape information. (We have been provided tape data on approximately 136 fields):

Data Integrity Summary
Amortization Term Months (CE, S&P)	Lifetime Downward Rate Change Cap	Pay Change Frequency
Any Other Liens?	Lifetime Upward Rate Change Cap	Payment Frequency
ARM Index Margin	Loan Amortization Type	Prepayment Penalty Description
ARM Index Type	Loan Documentation Type	Prepayment Penalty Doc Status
ARM Lifetime Cap	Loan Original Maturity Term	Prepayment Penalty End Date
ARM Lifetime Floor	Mailing Address	Prepayment Penalty Term Months
Balloon Indicator	MERS MIN Number	Purpose of Refinance Per Application
Borrower Name	Mortgage Type	Purpose of Transaction per HUD-1
Address	Negative Amortization Limit Percent	Purpose Per Application
First Pay Change Date	Next Pay Change Date	Rate Adjustment Subsequent Cap Percent
First Payment Date	Next Rate Change Date	Servicing Look Back Days
First Rate Change Date	Occupancy at Origination (Property Usage Type)	Stated Maturity Date
Interest Only Period?	Original Balance (or Line Amount)	Stated Remaining Term
Junior Lien Holder	Original CLTV Ratio Percent	Subject Property Type
Late Charge Rate	Original Note Doc Date	Subsequent Rate Adjustment Months
Lender Doc Type	Original Standard LTV (OLTV)	Total Balance of Junior Lien(s)
Lien Priority Type	Original Stated P&I	Value Used by Lender For LTV
Interest Rate Rounding	Original Stated Rate

The loan level audit showed the tape data for this sample to be generally accurate. Infinity noted the discrepancies within the detailed data comparison report. Below is a summary of the field level findings that show a direct discrepancy rate.

Compliance Data Integrity Review
Sample Size	Data Fields Reviewed	Total Data Errors	Overall Error Rate:
1,302	177,072	4,935	2.79%

A summary of discrepancies by field can be found in the table below. Note that Client provided

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additional information to clarify the discrepancy rates for some fields. Per Client, many fields on the bid tape are representative of current system data, which may cause the loan level data to differ from the origination file due to basic loan servicing activity.

For example, bankruptcy activity may impact the Initial or Lifetime Floors and Caps. Similarly, previous modifications may cause discrepancies in Maturity Date, Interest Only term, Balloon indicator, Initial Rate Adjustment Period, or other ARM data fields. As indicated previously, Client may also have lowered the term of a prepayment penalty that exceeded state guidelines if a preemption claim did not exist, thus causing a discrepancy from the Note at origination.

Data Field	Direct Discrepancies	Error Rate in Relation to Total Loan Population
ARM Index Margin Percent	11	0.22%
ARM Index Type	31	0.63%
ARM Lifetime Cap Rate	8	0.16%
ARM Lifetime Floor Percent	18	0.36%
Balloon Indicator	44	0.89%
Does Lender G/L Require MI?	429	8.69%
First Pay Change Date	27	0.55%
First Payment Date	92	1.86%
First Rate Change Date	28	0.57%
Interest Only Expiration Date	3	0.06%
Interest Only Period?	115	2.33%
Interest Only Term Months Count	9	0.18%
Lifetime Downward Rate Change Cap	5	0.10%
Lifetime Upward Rate Change Cap	6	0.12%
Loan Amortization Type	266	5.39%
Loan Documentation Type	27	0.55%
Loan Original Maturity Term Months	53	1.07%
Mailing Address State	1	0.02%
Mailing Address Zip Code	1	0.02%
Max Downward Rate Change at First Adjustment	6	0.12%
MERS MIN Number	323	6.55%
MI Company	4	0.08%
MI Coverage Amount	4	0.08%
Min Rate At First Adjustment	6	0.12%
Mos to First Payment Change	14	0.28%
Mtg Insurance Doc Status MI Cert in File?	10	0.20%
Neg. Amort Potential?	107	2.17%
Next Pay Change Date	28	0.57%
Next Rate Change Date	40	0.81%

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Number Of Units	5	0.10%
Occupancy at Origination (Property Usage Type)	4	0.08%
Original Appraisal Date	31	0.63%
Original Appraised Value	34	0.69%
Original Balance (or Line Amount)	49	0.99%
Original CLTV Ratio Percent	399	8.09%
Original Note Doc Date	341	6.91%
Original Standard LTV (OLTV)	412	8.35%
Original Stated P&I	317	6.42%
Original Stated Rate	251	5.09%
Pay Change Frequency	16	0.32%
Periodic Rate Change Cap Down	5	0.10%
Prepayment Penalty End Date	1	0.02%
Prepayment Penalty Indicator	33	0.67%
Property State	1	0.02%
Purpose of Refinance Per Application	285	5.78%
Purpose of Transaction per HUD-1	233	4.72%
Purpose Per Application	72	1.46%
Rate Adjustment Initial Cap Percent	5	0.10%
Rate Adjustment Subsequent Cap Percent	18	0.36%
Recast Period (Years)	2	0.04%
Referral Date	133	2.70%
Sales Price (HUD-1 Line 101)	20	0.41%
Stated Maturity Date	178	3.61%
Stated Remaining Term	213	4.32%
Subject Property Type	126	2.55%
Subsequent Rate Adjustment Frequency	2	0.04%
Value Used By Lender For LTV	33	0.67%
Grand Total	4,935	100%

PAY HISTORY REVIEW

Infinity performed a collection comment, pay history, Pacer, and servicing information review on 1,302 loans within this pool. The following is a summary of our conclusions and findings surrounding this analysis. Please keep in mind that this review did not include an operational or gap audit to look for servicing practices and vendor management process governance as it relates to foreclosure and/or bankruptcy13.

13 The loans were reviewed to isolate issues for repayment risk.

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Infinity reviewed the servicer payment history for each loan to establish a payment activity and history string. Infinity reviewed the payment application and determined how it impacted the contractual due dates on the loans in the portfolio with the primary focus of determining cash flows, last payment received, payment string, and next payment due (not to exclude escrow, late, and servicing charges) information based on the as of dates of the payment histories received. A breakdown of the loans and as of dates for the review are below:

Pay History
As of Date	Total Loans
5/31/2021	483
5/30/2021	4
5/29/2021	15
5/28/2021	62
5/27/2021	34
5/26/2021	21
5/25/2021	37
5/24/2021	23
5/22/2021	1
5/21/2021	29
5/20/2021	21
5/19/2021	18
5/18/2021	31
5/17/2021	37
5/15/2021	33
5/14/2021	54
5/13/2021	32
5/12/2021	32
5/11/2021	44
5/10/2021	56
5/8/2021	6
5/7/2021	30
5/6/2021	16
5/5/2021	44
5/4/2021	40
5/3/2021	67
5/1/2021	32
Grand Total	1,302

Data points surrounding 24 months of payment history (as defined as the most recent 24 months available during the period of April 2017 to May 2021) were also collected to determine loan

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status and data integrity. Infinity identified minor discrepancies between the servicer’s payment string and the audited payment string and determined that Client was able to provide an explanation, when applicable, for any noted discrepancies.14 Based on our analysis, Infinity determined that the majority of the loans were found to be 120 days or more delinquent and in the general default loan classification of “Bankruptcy”.

Methods of Accounting for Delinquencies

The client utilizes the MBA method of defining delinquency status, which is typical in the current market. Below is a table that represents the delinquency coding methodology used during our analysis.

Delinquency String	Delinquency Reason
0	Less than 30 Days
1	30 – 59 Days
2	60 – 89 Days
3	90 – 119 Days
4	120+ Days

Payment Posting

During the review, Infinity was able to isolate key payment transaction codes that identified payment receipt and helped to determine whether the transactions were posted with an accurate “effective date”. The net payment amount received and applied to the account including principal, interest, and escrow payments represent activity through month end and include payment reversals.

Partial Payments

In the event that a payment received from the borrower is less than the contractual amount due, there are two types of processes used by sellers to handle partial payments: 1) the balance of the payment would be “advanced” to the borrower, or 2) the payment was applied directly to unapplied funds / suspense account.

In the second scenario, the funds are applied to the suspense account, and not the account balance, and therefore the amount of such payment is not recorded as an actual payment in the Client system. The funds may then be held in suspense until the full contractual payment was received.

14 A 12-month rolling string indicates the number of months past the due date for each payment made. Infinity used the contractual payment due while the servicer included adjustments for new legal agreements established for accounts in Chapter 13 bankruptcy (post-petition due date) and loans current while in an active repayment plan. We found that some of the tape items showed a right to left approach (the most recent delinquency was to the far right). Infinity places the most recent delinquency to the left. We also used indicator of 0 to 4 (zero as current and four as 120 plus), while some sellers used other accounting items up to an including 9. We found that majority of the loans had this type of discrepancy.

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Escrow/Corporate Advance Payments15

Escrow: The escrow account and/or balance will show funds held in trust to pay taxes and/or insurance. A negative balance indicates that funds have been advanced.

Corporate Advance: Infinity did not perform a reconciliation of the corporate advances, but did document the total dollar amount of fees advanced by the servicer and made observations in regards to the application of payments made toward the reduction of outstanding balances as represented in the payment history.16

Collection Comments Review

In addition to analyzing payments made to the loans within this pool, Infinity also reviewed the servicing commentary to determine the reason(s) for any documented underperformance of the asset and to identify any indication of potential re-performance.

Infinity will review the servicing history for evidence of mortgage delinquency and for indicators of potential for future delinquency. The Servicing review will include but not necessarily be limited to:

✓	The source data is generally a pdf, text file, or direct access to the servicer’s system.
✓	24 months of Servicing Comments: Infinity reviewed the services account history for evidence of borrower communication, collection efforts, NSF and late notices and indicators of potential for future default. Any references of borrower misrepresentation or distressed property conditions were documented with an exception.
o	Servicing commentary was analyzed to determine the reason for the asset’s underperformance and to identify clues regarding the potential risk for the loan and their ability to re-perform in the future. Additionally, distressed property conditions, occupancy issues, origination misrepresentations, etc. were identified through the review of these servicing/collection comments.
o	Property conditions were reviewed to determine if there were any risks to the collateral.[17]
o	The current status of the loan of Loss Mitigation, Bankruptcy, Foreclosure, and/or SCRA was isolated to show the loan status. We verified the Bankruptcy via Pacer. Infinity followed the following methodology when assigning a delinquency status:
▪	Performing: Current or less than 30 days past due
▪	Delinquent in Collection: At least 30 days past due and may include loans in bankruptcy or forbearance plans
▪	In Bankruptcy and may include:
o	BK-Current: Current, but comments indicate an active bankruptcy
o	BK-Delinquent: Delinquent, comments also indicate active bankruptcy

15 Corporate advances may be deferred until the end of the loan and may not be recoverable.

16 Client noted that some funds were not separately categorized at the time of the review due multiple servicers handing the loans.

17 Collection comments were made to the client to identify loans with damages – 39 loans had been noted with large repair costs.

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o	For Bankruptcy reviews we reviewed the documents and information provider by Pacer – we obtained key documents from the PACER system to include (if available) – Document History page, Case Summary, Motion for Relief from Stay, Granted Motion, Employee Income Records, Order Confirming Chapter 13 Plan, Proof of Claim for subject loan, and Chapter 13 Plan.
▪	Loss Mitigation: Delinquent, loan is with loss mitigation department working on resolutions with borrower such as modification, short sale, refinance
▪	Foreclosure: Delinquent, foreclosure process is underway
▪	REO: Foreclosure sale has occurred, property is bank owned
✓	Modification Data: Infinity captured Note data for most recent modification where applicable.
✓	Exit Strategy: Infinity reviewed the complete loan file to determine the most effective exit strategy by bucketing loans into various strategic categories. We analyze the current value, income, and the borrower's overall willingness to stay in the home and pay their loan obligations. Those customers who contact the creditor to seek information, explanation of the amount due and/or inquire about or attempt make a payment require customer service. With this information, one will be able to effectively perform a modification, forbearance plan, or select a refinancing and/or cram down option.
Unfortunately, not every borrower showed the willingness and ability to keep the subject property. Those customers who did not respond and attempted to avoid or delay payment for as long as possible require collection enforcement. In cases like this, Infinity reviewed the file for the best course of action is to minimize any more losses by either taking a short sale, Deed in Lieu or by taking the property to liquidation by foreclosure.

Based on the comments reviewed within the collection comments, Infinity has categorized the portfolio as follows:

Loan Program Status Report
Servicing Status	Loan Count	Percentage of Sample	Legal Balance	Percentage of Balance
Performing	1018	78.19%	$139,795,173.61	79.31%
Collections	2	0.15%	$634,109.14	0.36%
Bankruptcy	282	21.66%	$35,837,487.62	20.33%
Grand Total	1,302	100.00%	$176,266,770.37	100.00%

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Foreclosure

Client servicing comments indicated multiple items to assist with determining this status either a system generated breach letter was issued, if the loan was referred to a foreclosure review committee, approved to proceed, or if the loan was assigned to outside counsel or the updated title provided details of a Lis Pendens. Based on the collection comments, Infinity determined that there were 882 loans (67.74%) that indicated some type of Foreclosure action.

Bankruptcy

Collection comments indicate that the most available action showed loans had bankruptcy at one time. Some loans bankruptcy includes efforts for a motion for relief and proof of claim filings. However, comments that relate to filing the proof of claim, 341 meeting, and motions were not found on all loans, so it was difficult to determine the full action or status as related to the bankruptcy process. Infinity determined that there were 1,107 loans (85.02%) that indicated some type of Bankruptcy action. Overall, the loans with a bankruptcy status were summarized as follows:

Bankruptcy Status Report
Servicing Status	Loan Count	Percentage of Sample	Unpaid Balance	Percentage of Balance
Not Applicable	195	14.98%	$29,032,214.45	16.47%
Plan Confirmed	213	16.36%	$24,872,568.10	14.11%
Discharged	592	45.47%	$76,630,498.56	43.47%
Dismissed	233	17.90%	$34,766,569.74	19.72%
Lift Stay	15	1.15%	$3,015,478.08	1.71%
Proof of Claim	25	1.92%	$3,183,256.81	1.81%
Petition Filed	27	2.07%	$4,689,238.95	2.66%
Referred to Attorney	1	0.08%	$76,945.68	0.04%
Unavailable	1	0.08%	$0.00	0.00%
Grand Total	1,302	100.00%	$176,266,770.37	100.00%

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Servicing Data Integrity Review

Infinity was provided a data file with loan level data during the applicable review of May 2019 to April 2021, which was audited against servicing comments and payment histories to determine the accuracy of bid tape data.

The following servicing data points were collected to confirm the integrity of bid tape information:

Data Integrity Summary
Current Balance[18]	Bankruptcy Status	Modification Status
Current payment	BK Chapter	Mod Payment Amount
Current Rate[19]	BK Filing Date	Mod Deferred Balance
Remaining Term	Pay String	Mod Rate
Next payment due[20]	Foreclosure Status	Default Status

The loan level audit showed the tape data for this sample to be generally accurate. Infinity noted the discrepancies within the detailed data comparison report. Below is a summary of the field level findings that show an overall servicing discrepancy 4.98% Note that this error rate is mostly attributable to timing difference and/ or limited information.

A summary of discrepancies by field can be found in the summary tables below. Note that Client provided additional information in the footnotes to clarify the discrepancy rates for some fields.

18 Excludes Modification Deferred Principal Balance. Active Chapter 13 account balances are before necessary adjustments to segregate pre-petition, post-petition funds and all necessary fees that are accountable. As a result, the balance on the receivable system may not be fully reconciled.

19 Current Rate - The current interest rate of the mortgage at time of cut-off. This rate will change for ARMs in the month of the index change for the next payment due. Changes will not take effect if a loan is not paid through to the next rate change date. This rate will also reflect SCRA, rate reductions, bankruptcy or loan modifications.

20 Client uses plan due and Infinity uses contractual - Note that if a loan is pre-paid, the next due date will reflect a next payment due date in the future. For loans which are subject to Chapter 13 bankruptcy, this field reflects the post-petition due date or the most recent agreed order due date.

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Servicing Data Integrity Review
Sample Size	Data Fields Reviewed	Total Data Errors	Overall Error Rate:
1,302	177,072	8,816	4.98%

Data Field	Direct Discrepancies	Error Rate in Relation to Total Loan Population
Accrued Interest per Payment History	13	0.15%
Age of Loan	6	0.07%
Bankruptcy (Post-Loan Origination)?	117	1.33%
Bankruptcy Filing Date	151	1.71%
Bankruptcy Motion Filed Date	2	0.02%
Borrower #1 Middle Name	28	0.32%
Borrower #2 First Name	41	0.47%
Borrower #2 Last Name	31	0.35%
Borrower #2 Middle Name	15	0.17%
Borrower First Name	66	0.75%
Borrower Last Name	57	0.65%
Corporate Advances: Non-Recoverable per Payment History	16	0.18%
Corporate Advances: Recoverable per Payment History	149	1.69%
Current Bankruptcy Case Number	38	0.43%
Current Bankruptcy Chapter	8	0.09%
Current Bankruptcy Cram Down Amount	1	0.01%
Current Bankruptcy Post Petition Due Date	28	0.32%
Current Bankruptcy Proof of Claim (POC) Date	28	0.32%
Current Bankruptcy Status	144	1.63%
Current Foreclosure Status	90	1.02%
Current Legal Status	248	2.81%
Current Occupancy	50	0.57%
Currently in Foreclosure?	274	3.11%
Deferred Balance Amount	60	0.68%
Deferred Principal (Modification) per Payment History	20	0.23%
Did a Modification Change Note Terms?	135	1.53%
Doc Date of Last Modification	476	5.40%
Escrow Advance Balance per Payment History	178	2.02%
Escrow Balance per Payment History	30	0.34%
Foreclosure Contested Indicator	29	0.33%

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Foreclosure Delay/Obstruction Start Date	14	0.16%
Foreclosure Judgment Entered Date	12	0.14%
Foreclosure Sale Date	1	0.01%
Is REO Active?	136	1.54%
Last Payment Received Date	216	2.45%
Lien Priority Type	2	0.02%
Mailing Address City	1	0.01%
Mailing Address Street	2	0.02%
Mod Maturity Date	254	2.88%
Mod Step 1 Date	97	1.10%
Mod Step 1 P&I	33	0.37%
Mod Step 1 Rate	83	0.94%
Mod Step 2 Date	78	0.88%
Mod Step 2 P&I	28	0.32%
Mod Step 2 Rate	67	0.76%
Mod Step 3 Date	43	0.49%
Mod Step 3 P&I	14	0.16%
Mod Step 3 Rate	42	0.48%
Mod Step 4 Date	8	0.09%
Mod Step 4 P&I	1	0.01%
Mod Step 4 Rate	7	0.08%
Mod Step 5 Date	1	0.01%
Mod Step 5 Rate	1	0.01%
Mod Step 6 Date	1	0.01%
Mod Step 6 Rate	1	0.01%
Mod Step 7 Date	1	0.01%
Mod Step 7 Rate	1	0.01%
Mod Step 8 Date	1	0.01%
Mod Step 8 Rate	1	0.01%
Mod Step Indicator	110	1.25%
Modification Contains Balloon Provision?	8	0.09%
Modification First Payment Date	228	2.59%
Modification Interest Bearing Amount	83	0.94%
Modification Original P&I	109	1.24%
Modification Original Rate	155	1.76%
Modification Stated Term	10	0.11%
Mos Currently Delinquent per Payment History	113	1.28%
Number of Mod Rate Steps	18	0.20%
Parsed Street Address Apartment or Unit	12	0.14%
Payment History String	1215	13.78%

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Payment History String Reversed	1217	13.80%
Principal Balance Stated in Mod	25	0.28%
Property Address Street	672	7.62%
Property City	42	0.48%
Property County	1	0.01%
Property Postal Code	21	0.24%
S&C Filing Date	48	0.54%
Suspense Balance per Payment History	38	0.43%
Total Balance of Junior Lien(s)	10	0.11%
Total Debt / Legal Balance per Payment History	487	5.52%
Total Forgiven Principal Amount	2	0.02%
Total Term Including Mod. Extensions	6	0.07%
Unpaid Current Principal Balance (UPB) per Payment History	510	5.78%
Grand Total	8816	100%

Tax and Title

This limited-scope was for around reviewing and documenting the most recent title report provided by the client or client’s vendor. (This case the reports were provided by ProTitle). Based on the title report, we captured the current lien position, potential assignment chain concerns, concerns with recordation and legal ownership; and any current and delinquent taxes. We noted liens and itemized liens up to 2 Senior and 3 Junior (all others will be summarized in the title findings summary).

We reviewed the subject file as provided by the client/seller and determine if the HUD and Title work performed at origination would indicate coverage and/or lien risk. These documents were used to offset items noted on the current title report which may lower the client’s/loan level risk.

If any issue was identified the client was made aware and has made arrangements to assure the curative action has been taken. Based on the review, it was determined that there were no non-curable significant issues on the mortgaged properties.

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Tax/Municipal Portion

Type of Taxes – Current or Delinquent	Grand Total
Current with all Taxes	1,251
Delinquent at the time of the review [21]	51
Grand Total	1,302

Title/Lien Portion

Lien Level Review	Grand Total
First Lien	1,106
Second Lien [22]	125
Other Lien [23]	71
Grand Total	1,302

Lien Exceptions/Findings	Grand Total
Assignment Chain Break	278
Lien Level Exception/Findings	196
Legal Description concerns [24]	107
Grand Total	581[2]

21 Any delinquent tax amounts were addressed by the Servicer in accordance with its standard servicing procedures in order to ensure that the senior lien of the related Mortgage is maintained on the related Mortgaged Property. In addition to the Title Review conducted by the Infinity at the time of acquisition, the Servicer is monitoring the Mortgage Loans to check for delinquent taxes on the related Mortgaged Properties.

22 The client has made arrangements to perfect the lien level issues- by corrective recording action, title claims, or lien release actions.

23 The client has made arrangements to perfect the lien level issues- by corrective recording action, title claims, or lien release actions.

24 The client has made arrangements to re-record or file title actions needed to protect the subject lien.

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DISCLAIMER

Infinity IPS, Inc. (“Infinity”) is a consumer loan and mortgage due- diligence company that performs due diligence services on assets typically held by banking institutions. The due diligence results, analysis, reports and any other information provided by Infinity (“Infinity Product”) is produced solely for use by its clients. Neither Infinity nor, by virtue of any reliance thereon, Infinity Product is making any solicitation or recommendation to buy, sell or hold, in any form whatsoever, the consumer loan products or mortgages that are the subject of Infinity’s due diligence.

Infinity is not liable for any investment decisions by any third party. Infinity Product has been provided to Infinity clients as an information service only. The accuracy or completeness of the information is not warranted and is only as reliable as the sources from which it was obtained.

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EXHIBIT A

Client Exception Grade List

Standard Exception[25]	Client Loan Grade
3-day rescission period not provided	2
Affiliated Business Disclosure not executed	2
APR Under Disclosed	2
State High-Cost Loan[26]	4
State High- Inconclusive [27]	3
State High- No Assignee Liability [28]	3
State High- Outside SOL	2
City High-Cost Loan	4
County High-Cost Loan	4
Texas Constitution Section 50(a)(6) Home Equity Mortgage [29]	4/3
Assignment chain break	2
Legal Description concerns	4/3
Failure to provide Early HELOC Disclosure within 3 business days	3
Finance Charge Under Disclosed	2
GA loan exceeds Covered Loan Test / GAFLA	4
HOEPA Loan – Compliant	4
HOEPA Loan - not compliant Loan[30]	4
HOEPA Loan – Inconclusive [31]	4
Home Loan Not Compliant	4
The invalid index used by the lender to calculate payment stream.	2
HPML test, if applicable (High Price Mortgage Loans)	2
Loan is subject to Mandatory Arbitration	3/2
Loan Late Charge Parameters Exceeds State Thresholds	2
Loan proceeds disbursed prior to the expiration of the rescission period.	2
Missing Affiliated Business Disclosure	3/2
Missing Appraisal	3/2
Missing Brokers Price Opinion	2
Missing copy of title	3/2
Missing Credit Report	3/2
Missing Early HELOC Disclosure	3
Missing evidence of Loan Approval	3/2
Missing Final Application	3/2
Missing Final HUD-1	3
Missing Final TIL	2
Missing Loan Modification	3

25 When a loan is modified that will lower the risk.

26 These loans were pulled from the deal

27 Due to the missing disclosures, we are unable to determine if these loans violate state high cost testing.

28 There is no assignee risk to the investor

29 If the Loan failed the testing but was missing the discount point disclosures the loan was coded 3 since the loan would pass the test.

30 There is a 3-year statute of limitations for affirmative claims and so position is that assigned liability is quite limited thereafter. That said, many states allow actions in recoupment. This is where the holder institutes foreclosure after 3 years and the SOL is tolled and counterclaims allowed, basically for the life of the loan. If the borrower prevailed damages could be as high as the full amount of the loan.

31 HOEPA loans were subject to testing, but we did not see documentation showing these were originated as within HOEPA disclosure requirements.

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Missing Lost Note Affidavit[32]	3
Modification agreement not available at the time of the review	4
Missing Mortgage	3
Missing Mortgage Rider	3
Missing Mortgage Rider – unrecorded Mortgage	4
Missing Note	4
Missing Note Rider/Addendum	3
Missing Right to Cancel Form	2
Monthly MI Premiums are not Properly Disclosed	2
Payment Streams do not Reflect the Note Terms	2
POC Deadlines are close to being missed[33]	4
Prepay Penalty Not Enforceable	2
Prepayment penalty does not conform to state prepayment guidelines	2
Principal Write downs or cram downs	4
Right to Cancel form not properly executed	2
Unpaid Taxes, Municipal liens or other liens[34]	4

32 When the file contained a lost note which was offset with a judgment then the loan was reduced to a 3

33 Client was requesting prior servicer to process these

34 Client was requesting servicer to pay these to protect the subject lien

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EXHIBIT B

High-Cost Regulation Summary

Compliance Review:

Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under MDIA, the federal Truth in Lending Act (“TILA”), as amended by (i) HOEPA, 15 U.S.C. § 1601 et seq., as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2601 et seq., as implemented by Regulation X, 12 C.F.R. Part 1024. (iii) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06; (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances that were enacted to combat predatory lending or its predecessor regulations for loans originated prior to October 12, 2012 and (vi) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances that were enacted to combat predatory lending. This would include ATR/QM and/or TRID as required by the Dodd–Frank Wall Street Reform and Consumer Protection Act. 35

For loans with an application taken on/ after January 10, 2014; INFINITY has adopted the rules set forth by sections 1411, 1412 and 1414 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) as part of its policy and procedure. INFINITY shall utilize the QM/ATR rule as a guide in determining if whether or not the standards and provisions of the rule have been met by our CLIENTs. Qualified Mortgages have three types of requirements: restrictions on loan features, points and fees, and underwriting. One of the underwriting requirements under the general definition for Qualified Mortgages is that the borrower’s total debt-to-income ratio is not higher than 43 percent (For S&P 42%). The Ability To Repay rule provides eight specific factors to consider (including verifications of income or assets relied on, employment if relied on, and review of credit history) 36.

For loans with an application taken on/ after October 3, 2015, INFINITY we look at the Loan Estimate (LE) and Closing Disclosure (CD) and the origination process to confirm that the loan is compliant with TRID as required by the Dodd–Frank Wall Street Reform and Consumer Protection Act. TRID 37 is an acronym for TILA- RESPA Integrated Disclosure (also referred to

35 For this review the client had requested that for files missing key documents such as their Note and/or Mortgage that Infinity use the tape data to complete missing data points to run compliance testing.

36 Eight underwriting factors: (1) current or reasonably expected income or assets; (2) current employment status; (3) the monthly payment on the covered transaction; (4) the monthly payment on any simultaneous loan; (5) the monthly payment for mortgage-related obligations; (6) current debt obligations, alimony, and child support; (7) the monthly debt-to-income ratio or residual income; and (8) credit history. Creditors must generally use reasonably reliable third-party records to verify the information they use to evaluate the factors.

37 With the recent TRID updates we look the guidance given by SFIG (SFIG RMBS 3.0 TRID compliance Review scope 2016-05-04-V3.0).

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as the TILA-RESPA Rule) and applies to most closed-end Borrower credit transactions secured by real property. The rule does not apply to HELOCs, reverse mortgage, and a dwelling not attached to real property (i.e. mobile homes). TRID consolidates four existing disclosures required under TILA and RESPA for closed-end credit transactions secured by real property into two forms.

✓	Section 32/HOEPA Section 35/ High Cost Loans HCL. Review includes but is not necessarily limited to:

APR test
HPML test as defined under Section 35 as amended in 2009
Points and Fees test
Review of Section 32 disclosure for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
Review and confirm documentation type (i.e. full, stated, no ratio)
Review for evidence of prepayment penalty
Verification of Debt to Income conformity, when necessary.

✓	Federal Truth in Lending Act/Regulation Z. Review includes, but is not necessarily limited to:
A review of the material compliance disclosures set forth in the Truth in Lending Disclosure and the Notice of Right to Cancel, if applicable. A review and comparison of the initial and final TIL with a report outlining any TILA violations. The review includes a re-calculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, payment stream(s), recalculation of disclosed APR, and a review to ensure disclosure differences are within the allowed tolerances. A review of the Notice of Right to Cancel: Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3-day rescission period was adequately provided to the borrower(s).

✓	RESPA/Regulation X: Each mortgage loan will be reviewed to ensure compliance with the January 1st, 2010, or the most current, amendments to Regulation X. The RESPA/Regulation X review will consist of the following:
Good Faith Estimate / GFE: Confirm the presence of the current GFE form in effect at the time of origination. Verify the GFE was provided to the borrower(s) within three days of “Application”. Application shall be defined by Reg. X and generally considered complete when the following standards are met (a) Borrower(s) First and Last Name (b) Borrower(s) Social Security Number (c) Subject Property Address (including “To Be Determined”) (d) Loan Amount (e) Estimate of Property Value (f) Monthly Income (g) Credit Report(s) for Borrower(s). INFINITY will also verify that all Broker fees, including Yield Spread Premium (“YSP”), were accurately disclosed and reflected in the appropriate locations. Fees will be reviewed to ensure that they are reasonable and

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customary fees for the lender, for title and for escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper locations on the document. Review of any re-disclosures due to a change of circumstance.

o	Final HUD-1/CD: INFINITY will confirm compliance with the current RESPA requirements in effect as of origination of the Mortgage Loan including: that the current applicable HUD-1 form was provided, that the escrow deposit on the HUD-1 matches the initial escrow statement amount and that the HUD-1 accurately lists all broker and YSP fees.
o	GFE and Final HUD-1/CD Comparison: Confirm compliance with the current RESPA requirements in effect as of origination of the Mortgage Loan including: review the sum of the lender-required settlement services and government recording charges disclosed on the latest GFE provided to the borrower to ensure that they are within the allowed tolerance (currently 10%) as set forth in the RESPA requirements. Confirm the loan terms and fees disclosed on the third page of the HUD-1 accurately reflect how they were disclosed on the GFE and how the loan closed. Review any attempt to cure a RESPA violation due to disclosed fees being outside of tolerance to ensure that either the proper reimbursement has been made or a new HUD-1 is provided and that it was done within the required 30-day window.

✓	High Cost - State & Local Anti-Predatory Regulations: In addition to federal thresholds, INFINITY will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW:

Arkansas Home Loan Protection Act, Ark. Stat. Ann. § 23-53-101 et seq.
California Anti-Predatory Lending Statute, Cal. Fin. Code § 4970 et seq.
Colorado Consumer Equity Protection Act, Colo. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007).
Colorado Consumer Credit Code, Colo. Rev. Stat. 5-1-101 et seq.
Connecticut Abusive Home Loan Lending Practices Act, Conn. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, Conn. House Bill 5577 (2008).
Connecticut Nonprime Home Loans Statute, Conn. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949).
District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. as well as DC Mortgage Disclosure Act of 2007.
Florida Fair Lending Act, Fla. Stat. Ann. § 494.0078 et seq.

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Georgia Fair Lending Act, Ga. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53).
Idaho Residential Mortgage Practices Act, Idaho Code § 26-3101 et seq.
Illinois High Risk Home Loan Regulations, 38 Ill. Admin. Code § 345.10 et seq.
Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003). Recently updated by Illinois SB 1692 (2012), imposes enhanced restrictions on creditors that make “high risk home loan.”
City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
July 1, 2010 (Will, Kane and Peoria counties) Public Act 95-0691 (SB1167) as amended by Public Act 096-0856 (SB1894) 765 ILCS 77/70
Indiana Home Loan Practices Act, Ind. Code § 24-9-1 et seq.
Section 16a-3-308a of the Kansas Consumer Credit Code, Kan. Stat. Ann. § 16a-1-101 et seq. 16.
Kentucky Anti-Predatory Lending Statute, Ky. Rev. Stat. § 360.100 et seq. and as amended by Kentucky House Bill 552 (2008).
Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A Me. Rev. Stat. Ann. §§ 8-103(1); 8-206(8); 8-206A and Maine Legislative Document 1869 (2007).
Maryland Commercial Law, Mary. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by Maryland Senate Bill 270 (2008) and Maryland Regulations under the Maryland Mortgage Lender Law (2009).
Maryland Regulations under the Maryland Mortgage Lender Law, Md. Code Regs. §§ 09.03.06.01 et seq. (2009).
Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the Maryland Mortgage Lender Law, Md. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; Md. Code Regs. §§ 09.03.06.01 et seq.
Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA House Bill 4387 (2008) 20. Massachusetts Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
Massachusetts Subprime ARMs to First Time Homebuyers, M.G.L. Chapter 184, §17B.5.
Michigan Consumer Mortgage Protection Act, Mich. Stat. Ann. § 445-1631 et seq.
Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008)).

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Nebraska Mortgage Bankers Registration and Licensing Act, Neb. Stat.§ 45-702 et seq.
Nevada Anti-Predatory Lending Law, Nev. Rev. Stat. § 598D.010 et seq. and as amended by AB 440.
New Jersey Home Ownership Security Act of 2002, NJ Stat. Ann. § C:46:10B-22 et seq.
New Mexico Home Loan Protection Act, N.M. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).
New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
New York High Cost Home Loan Act, N.Y. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008).
New York Subprime Home Loans Statute, NY Bank. Law § 6-m.
North Carolina Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).
Ohio Anti-Predatory Lending Statute, Ohio Rev. Code Ann. § 1.63 and as amended by S.B. 185.
Ohio Consumer Sales Practices Act, Ohio Rev. Code Ann. § 1345.01, as implemented by Ohio Admin. Rules § 109 4-3-01 et seq.
City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
Pennsylvania Consumer Equity Protection Act, 63 Pa. Cons. Stat. Ann. § 456.501 et seq.
City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI Gen. L. et seq., including the Emergency and Final Regulations (Emergency Banking Regulation 3 (2006) and Final Banking Regulation 3 (2007) and amended by Senate Bill 371 (2007).).
South Carolina High-Cost and Consumer Home Loans Act, S.C. Code § 37-23-10 et seq.
South Carolina Consumer Protection Code, S.C. Code 37-1-101 et seq
Tennessee Home Loan Protection Act of 2006 H.R. 3597, TN Code Annotated, Title 47 et seq.
Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.
Utah Residential Mortgage Practices Amendments, Utah Code Ann. § 61- 2c-102 et seq.
Utah High Cost Home Loan Act, Utah Code § 61-2d-101 et seq.
Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), Va. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.
Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), Va. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.

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Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
Wisconsin Responsible High Cost Mortgage Lending Act, Wis. Stat. § 428.202.
West Virginia Residential Mortgage Lender, Broker and Servicer Act, W.Va. Code § 31-17-1 et seq.
Wyoming Credit Code, Wyo. Stat. Ann. §§ 40-14-101 et seq.

Please be advised that INFINITY will not make a determination as to whether the loans comply with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by INFINITY are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which INFINITY is relying in reaching such findings.

Please be further advised that INFINITY does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by INFINITY do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to INFINITY. All final decisions as to whether to purchase any individual loans and any legal conclusions, including the potential liability related to the purchase of any such loan, shall be made solely by CLIENT. The CLIENT acknowledges and agrees that the scoring models applied by INFINITY are designed to identify potential risk and the CLIENT assumes sole responsibility for determining the suitability of the information for its particular use.

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